UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

February 14, 2022

____________________________

GT Biopharma, Inc.
(Exact name of registrant as specified in its charter)

1-40023	Delaware	94-1620407
(Commission File Number)	(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

8000 Marina Blvd., Suite 100

Brisbane, CA 94005

(Address of Principal Executive Offices and zip code)

(800) 304-9888

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 14, 2022, the Registrant appointed Manu Ohri as the Registrant’s Chief Financial Officer and Gavin Choy ceased serving as the Registrant’s Acting Chief Financial Officer.

Pursuant to the terms of his offer Mr. Ohri will receive an annual base salary of $325,000 and is eligible to participate in the Registrant’s executive bonus plans as determined by the Registrant’s Board of Directors, with a target bonus of up to 40% of his annual base salary. Mr. Ohri is entitled to receive a stock award in the amount of 25,000 shares of the Registrant’s Common Stock, and an option to purchase 175,000 shares of the Registrant’s common stock, vesting in three equal annual installments on the annual anniversary of the date of his employment, subject to full acceleration upon a change of control transaction. The Registrant intends to enter into an employment agreement with Mr. Ohri memorializing the foregoing terms.

Mr. Ohri joins the Registrant with more than 25 years of hands-on experience in financial management and business leadership and working with boards of directors and financial institutions. Mr. Ohri has assisted several public companies in the areas of compliance with U.S. and international financial accounting and reporting standards, investor relations, mergers and acquisitions, strategic planning, team-building and project management. Immediately prior to joining the Registrant, and from 2010 through 2015, Mr. Ohri provided management consulting and business advisory services to privately-held and publicly traded companies through Anarjay Concepts, Inc. From 2015 to 2019, Mr. Ohri served as the Chief Financial Officer of ToughBuilt Industries, Inc. Mr. Ohri is a Certified Public Accountant and Chartered Global Management Accountant with over seven years of experience with Deloitte, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned a Master’s Degree in Business Administration from the University of Detroit.

On February 18, 2022, the Registrant issued a press release entitled “GT Biopharma Appoints Manu Ohri as Chief Financial Officer” which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued February 18, 2022 entitled “GT Biopharma Appoints Manu Ohri as Chief Financial Officer”.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: February 18, 2022	By:	/s/ Manu Ohri
Manu Ohri
Chief Financial Officer

3